NEWS 1 www.facebook.com/ford www.medium.com/@ford www.twitter.com/ford www.instagram.com/ford Ford Accelerating Transformation: Forming Distinct Auto Units to Scale EVs, Strengthen Operations, Unlock Value • Creates distinct electric vehicle and internal combustion businesses poised to compete and win against both new EV competitors and established automakers • Organizes Ford to deliver for customers with the focus and speed of a startup at the leading edge of technology, supported by deep expertise in engineering and high-volume production • Ford Blue will build out company’s iconic portfolio of ICE vehicles to drive growth and profitability – relentlessly attacking costs, simplifying operations and improving quality; will provide world-class hardware engineering and manufacturing capabilities for all of Ford • Ford Model e will accelerate innovation and delivery of breakthrough electric vehicles at scale, and develop software and connected vehicle technologies and services for all of Ford • Ford Blue and Ford Model e will operate as distinct businesses, but share relevant technology and best practices to leverage scale and drive operating improvements; along with Ford Pro, all three businesses are expected to have discrete P&Ls by 2023 • Accelerates Ford+ plan to unlock growth and create value for Ford’s shareholders: total company adjusted EBIT margin of 10% and annual production of more than 2 million EVs by 2026; expect EVs to represent half of global volume by 2030 DEARBORN, Mich., March 2, 2022 – Ford is continuing to transform its global automotive business, accelerating the development and scaling of breakthrough electric, connected vehicles, while leveraging its iconic nameplates to strengthen operating performance and take full advantage of engineering and industrial capabilities. “This isn’t the first time Ford has reimagined the future and taken our own path,” said Ford Executive Chair Bill Ford. “We have an extraordinary opportunity to lead this thrilling new era of connected and electric vehicles, give our customers the very best of Ford, and help make a real difference for the health of the planet.” Last May, Ford President and CEO Jim Farley introduced the Ford+ plan, calling it the company’s biggest opportunity for growth and value creation since Henry Ford scaled production of the Model T. The formation of two distinct, but strategically interdependent, auto businesses – Ford Blue and Ford Model e – together with the new Ford Pro business, will help unleash the full potential of the Ford+ plan, driving growth and value creation and positioning Ford to outperform both legacy automakers and new EV competitors. “We have made tremendous progress in a short period of time. We have launched a series of hit products globally and demand for our new EVs like F-150 Lightning and Mustang Mach-E is off the charts,” Farley said. “But our ambition with Ford+ is to become a truly great, world- changing company again, and that requires focus. We are going all in, creating separate but complementary businesses that give us start-up speed and unbridled innovation in Ford Model e together with Ford Blue’s industrial know-how, volume and iconic brands like Bronco, that start-ups can only dream about.”

2 Driving the change was recognition that different approaches, talents and, ultimately, organizations are required to unleash Ford’s development and delivery of electric and digitally connected vehicles and services and fully capitalize on the company’s iconic family of internal combustion vehicles. The creation of Ford Model e was informed by the success of small, mission-driven Ford teams that developed the Ford GT, Mustang Mach-E SUV and F-150 Lightning pickup as well as Ford’s dedicated EV division in China. “Ford Model e will be Ford’s center of innovation and growth, a team of the world’s best software, electrical and automotive talent turned loose to create truly incredible electric vehicles and digital experiences for new generations of Ford customers,” Farley said. “Ford Blue’s mission is to deliver a more profitable and vibrant ICE business, strengthen our successful and iconic vehicle families and earn greater loyalty by delivering incredible service and experiences. It’s about harnessing a century of hardware mastery to help build the future. This team will be hellbent on delivering leading quality, attacking waste in every corner of the business, maximizing cash flow and optimizing our industrial footprint.” Ford Model e and Ford Blue will be run as distinct businesses, but also support each other – as well as Ford Pro, which is dedicated to delivering a one-stop shop for commercial and government customers with a range of conventional and electric vehicles and a full suite of software, charging, financing, services and support on Ford and non-Ford products. Ford Model e and Ford Blue will also support Ford Drive mobility. Ford Model e will: • Attract and retain the best software, engineering, design and UX talent and perfect new technologies and concepts that can be applied across the Ford enterprise; • Embrace a clean-sheet approach to designing, launching and scaling breakthrough, high-volume electric and connected products and services for retail, commercial and shared mobility; • Develop the key technologies and capabilities – such as EV platforms, batteries, e- motors, inverters, charging and recycling – to create ground-up, breakthrough electric vehicles; and • Create the software platforms and fully networked vehicle architectures to support delightful, always-on and ever-improving vehicles and experiences. Ford Model e also will lead on creating an exciting new shopping, buying and ownership experience for its future electric vehicle customers that includes simple, intuitive e-commerce platforms, transparent pricing and personalized customer support from Ford ambassadors. Ford Blue will adapt these best practices to enhance the experience of its ICE customers and deliver new levels of customer connectivity and satisfaction. Ford Blue will exercise Ford’s deep automotive expertise to: • Strengthen the iconic Ford vehicles customers love, such as F-Series, Ranger and Maverick trucks, Bronco and Explorer SUVs, and Mustang, with investments in new models, derivatives, experiences and services;

3 • Help customers fulfill their passions and daily lives with tailored brand and vehicle experiences, from off-roading to performance to family activities, especially for those situations when ICE capabilities are required; • Deliver new, connected, personalized and always-on experiences for customers powered by Ford Model e’s software and embedded systems; • Make industry-leading quality and exceptional service a reason to choose and stay with Ford; • Root out waste and dramatically reduce product, manufacturing and quality costs; and • Support Ford Model e and Ford Pro through proven, global-scale engineering, purchasing, manufacturing, and vehicle test and development capabilities for world-class safety, ride and handling, quiet and comfort, and durability. Ford reaffirms guidance for 2022 of $11.5 billion to $12.5 billion in company adjusted EBIT. The high end of the range equates to a margin of 8% which, if achieved, would be one year earlier than the company’s previous target. With these changes announced today, Ford is raising its longer-term operating and financial targets, including: • Company adjusted EBIT margin of 10% by 2026, a 270-basis-point increase over 2021– driven by higher volumes, improvement in the cost of EVs, and a significant decline in ICE structural costs of up to $3 billion • More than 2 million electric vehicles produced annually by 2026, representing about one- third of Ford’s global volume, rising to half by 2030, capturing with EVs the same, or even greater, market shares in vehicle segments where Ford already leads • In addition, Ford expects to spend $5 billion on EVs in 2022, including capital expenditures, expense and direct investments, a two-fold increase over 2021 Ford reiterated its commitment to achieve carbon neutrality by 2050, and to use 100% local, renewable electricity in all of its manufacturing operations by 2035. “This new structure will enhance our capacity to generate industry-leading growth, profitability and liquidity in this new era of transportation,” said John Lawler, Ford’s chief financial officer. “It will sharpen our effectiveness in allocating capital to both the ICE and EV businesses and the returns we expect from them – by making the most of existing capabilities, adding new skills wherever they’re needed, simplifying processes and lowering costs. Most importantly, we believe it will deliver growth and significant value for our stakeholders.” Ford Model e and Ford Blue will work hand-in-glove with other parts of the Ford enterprise. Ford Pro will continue to deliver industry-leading products, services and support that commercial customers depend on. Served by Ford Model e and Ford Blue, Lincoln will continue to create compelling vehicles with an exceptional ownership experience to match. Ford Drive will continue to develop new digitally connected mobility businesses. And Ford Credit will continue to support the customer experience and drive loyalty with a full suite of financial products and services. Leadership With the creation of Ford Blue and Ford Model e, Ford is announcing several leadership appointments. Farley will serve as president of Ford Model e, in addition to his role as president and CEO of Ford Motor Company.

4 Doug Field will lead Ford Model e’s product creation as chief EV and digital systems officer. He will also lead the development of software and embedded systems for all of Ford. Marin Gjaja will be Model e’s chief customer officer, heading the division’s go-to-market, customer experience and new business initiatives. “Designing truly incredible electric and software-driven vehicles – with experiences customers can’t even imagine yet – requires a clean-sheet approach,” Field said. “We are creating an organization that benefits from all of Ford’s know-how and capabilities, but that can move with speed and unconstrained ambition to create revolutionary new products.” Kumar Galhotra will serve as president of Ford Blue. “Ford Blue’s mission is extremely ambitious,” Galhotra said. “We are going to invest in our incredible F-Series franchise, unleash the full potential of hits like Bronco and Maverick, and launch new vehicles like global Ranger pickup, Ranger Raptor and Raptor R. We’ll pair these great products with a simple, connected and convenient customer experience that earns higher loyalty. We are going to be hyper-competitive on costs and make quality a reason to choose Ford. And by doing all that, Ford Blue will be an engine of cash and profitability for the whole company.” Stuart Rowley and Hau Thai-Tang will take on new global roles to support Ford’s transformation. Rowley will be chief transformation and quality officer. He will establish quality as a reason to choose a Ford and lead Ford’s drive to improved efficiency, reduced complexity and a lean, fully competitive cost structure across the enterprise. Thai-Tang will lead Ford’s industrial platform as chief industrial platform officer. He will lead product development, supply chain and manufacturing engineering for ICE products and common systems across Ford Blue, Ford Model e, Ford Pro and Ford Drive. Biographies: • Ted Cannis, CEO, Ford Pro • Anning Chen, President and CEO, Ford China • Lisa Drake, Vice President, EV Industrialization, Ford Model e • Joy Falotico, President, Lincoln Motor Company • Jim Farley, President and CEO, Ford • Doug Field, Chief EV and Digital Systems Officer, Ford Model e • Kumar Galhotra, President, Ford Blue • Marin Gjaja, Chief Customer Officer, Ford Model e • Marion Harris, President and CEO, Ford Motor Credit Company • John Lawler, Chief Financial Officer • Darren Palmer, Vice President, Electric Vehicle Programs, Ford Model e • Stuart Rowley, Chief Transformation & Quality Officer • Hau Thai-Tang, Chief Industrial Platform Officer

Ford News Conference – Wednesday, March 2, at 8 a.m. EST

Journalists and members of the investment community interested in asking questions should additionally dial in by phone.

Toll-Free: +1.877.930.5753

International: +1.409.983.9656

Pre-registration (not required, but will expedite login)

Conference ID: 9288331

Listen-only livestream and replay

The presentation and supporting material will be available at shareholder.ford.com.

Ford Capital Markets Call – Wednesday, March 2, at 9:15 a.m. EST

Journalists and members of the investment community interested in asking questions should additionally dial in by phone.

Toll-Free: +1.888.558.1223

International: +1.845.403.8280

Pre-registration (not required, but will expedite login)

Conference ID: 8872114

Listen-only webcast and replay

The presentation and supporting material will be available at shareholder.ford.com.

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About Ford Motor Company
Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, that is committed to helping build a better world, where every person is free to move and pursue their dreams. The *company's Ford+ plan for growth and value creation combines ex*isting strengths, new capabilities and always-on relationships with customers to enrich experiences for and deepen the loyalty of those customers. Ford designs, manufactures, markets and services a full line of connected, increasingly electrified passenger and commercial vehicles: Ford trucks, utility vehicles, vans and cars, and Lincoln luxury vehicles. The company is pursuing leadership positions in electrification, connected vehicle services and mobility solutions, including self-driving technology, and provides financial services through Ford Motor Credit Company. Ford employs about 183,000 people worldwide. More information about the company, its products and Ford Motor Credit Company is available at corporate.ford.com.

Contacts:

Media	Equity Investment Community	Fixed Income Investment Community	Shareholder Inquiries
T.R. Reid	Lynn Antipas Tyson	Karen Rocoff	1.800.555.5259 or
1.313.319.6683	1.914.485.1150	1.313.621.0965	1.313.845.8540
treid22@ford.com	ltyson4@ford.com	krocoff@ford.com	stockinf@ford.com

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6 Cautionary Note on Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford and Ford Credit’s financial condition and results of operations have been and may continue to be adversely affected by public health issues, including epidemics or pandemics such as COVID-19; • Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule, and a shortage of key components, such as semiconductors, or raw materials can disrupt Ford’s production of vehicles; • Ford’s long-term competitiveness depends on the successful execution of Ford+; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, or new business strategies; • Operational systems, security systems, vehicles, and services could be affected by cyber incidents, ransomware attacks, and other disruptions; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor issues, natural or man-made disasters, financial distress, production difficulties, capacity limitations, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Ford’s ability to attract and retain talented, diverse, and highly skilled employees is critical to its success and competitiveness; • Ford’s new and existing products, digital and physical services, and mobility services are subject to market acceptance and face significant competition from existing and new entrants in the automotive, mobility, and digital services industries; • Ford’s near-term results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events, including tariffs; • Industry sales volume in any of Ford’s key markets can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford may face increased price competition or a reduction in demand for its products resulting from industry excess capacity, currency fluctuations, competitive actions, or other factors; • Inflationary pressure and fluctuations in commodity prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments, including marketable securities, can have a significant effect on results; • Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles;

7 • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Ford and Ford Credit could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise; • Ford may need to substantially modify its product plans to comply with safety, emissions, fuel economy, autonomous vehicle, and other regulations; • Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, and data protection laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and • Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.